Share premium	12 Months Ended
Dec. 31, 2017
Share Premium Abstract
Share premium

32.   Share premium

Share premium includes the amount paid up by the Bank’s shareholders in capital issues in excess of the par value.

The Spanish Limited Liability Companies Law expressly permits the use of the share premium account balance to increase capital at the entities at which it is recognized and does not establish any specific restrictions as to its use.

The increase in Share premium in 2015 is the result of the capital increase of €6,893 million carried out on January 8, 2015 (see Note 31.a) and the reduction of €318 million to cater for the capital increases arising from the Santander Dividendo Elección scrip dividend scheme. The reduction of €74 million in 2016 is the result for the capital increases arising from the Santander Dividendo Elección scrip dividend scheme. The increase in the balance of Share premium in 2017 is the result of the capital increase of €6,343 million approved on July 3, 2017 (See note 31.a) and the reduction of €48 million is due the capital increases charge to reserve arising from the Santander Dividendo Elección program.

Also, in 2017, 2016 and 2015 an amount of €154 million was transferred from the Share premium account to the Legal reserve (2016: €15 million; 2015: €185 million) (See note 33.b.i).